ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2012, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,936,290 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 39 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,193,095,822
Aggregate Outstanding Principal Balance – Treasury Bill	$164,622,204
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.80%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,028,473,618
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.20%
Number of Borrowers	40,421
Average Outstanding Principal Balance Per Borrower	$29,517
Number of Loans	68,665
Average Outstanding Principal Balance Per Loan – Treasury Bill	$22,210
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,791
Weighted Average Remaining Term to Scheduled Maturity	204 months
Weighted Average Annual Interest Rate	5.99%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$21,424	*
3.01% to 3.50%	4,634	65,348,420	5.5%
3.51% to 4.00%	3,752	81,415,748	6.8
4.01% to 4.50%	12,251	164,516,334	13.8
4.51% to 5.00%	14,406	205,918,591	17.3
5.01% to 5.50%	3,103	50,729,874	4.3
5.51% to 6.00%	3,602	61,337,742	5.1
6.01% to 6.50%	5,202	92,771,122	7.8
6.51% to 7.00%	5,634	106,293,242	8.9
7.01% to 7.50%	2,265	46,105,782	3.9
7.51% to 8.00%	5,642	118,489,740	9.9
8.01% to 8.50%	5,816	131,419,862	11.0
Equal to or greater than 8.51%	2,357	68,727,941	5.8

Total	68,665	$1,193,095,822	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,983	$14,451,720	1.2%
$5,000.00-$ 9,999.99	6,834	48,697,901	4.1
$10,000.00-$14,999.99	5,303	66,622,116	5.6
$15,000.00-$19,999.99	4,586	79,552,970	6.7
$20,000.00-$24,999.99	3,278	73,195,630	6.1
$25,000.00-$29,999.99	2,478	67,912,475	5.7
$30,000.00-$34,999.99	2,110	68,394,197	5.7
$35,000.00-$39,999.99	1,679	62,752,727	5.3
$40,000.00-$44,999.99	1,332	56,493,588	4.7
$45,000.00-$49,999.99	1,104	52,386,460	4.4
$50,000.00-$54,999.99	952	49,911,233	4.2
$55,000.00-$59,999.99	765	43,934,560	3.7
$60,000.00-$64,999.99	660	41,187,185	3.5
$65,000.00-$69,999.99	593	40,020,879	3.4
$70,000.00-$74,999.99	494	35,802,657	3.0
$75,000.00-$79,999.99	391	30,314,640	2.5
$80,000.00-$84,999.99	312	25,738,555	2.2
$85,000.00-$89,999.99	304	26,611,230	2.2
$90,000.00-$94,999.99	238	22,000,917	1.8
$95,000.00-$99,999.99	233	22,681,847	1.9
$ 100,000.00 and above	1,792	264,432,334	22.2

Total	40,421	$1,193,095,822	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	63,161	$1,062,109,238	89.0%
31-60 days	2,137	44,677,830	3.7
61-90 days	970	23,488,616	2.0
91-120 days	607	14,393,380	1.2
121-150 days	494	13,274,044	1.1
151-180 days	309	8,966,228	0.8
181-210 days	250	7,446,344	0.6
Greater than 210 days	737	18,740,142	1.6

Total	68,665	$1,193,095,822	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	75	$46,569	*
4 to12	312	439,454	*
13 to 24	834	1,782,545	0.1%
25 to 36	1,572	4,668,830	0.4
37 to 48	1,439	6,561,077	0.5
49 to 60	4,585	19,356,194	1.6
61 to 72	5,438	24,730,830	2.1
73 to 84	2,530	17,026,988	1.4
85 to 96	2,667	21,356,882	1.8
97 to 108	2,393	22,708,169	1.9
109 to 120	6,023	57,916,256	4.9
121 to 132	6,969	89,852,744	7.5
133 to 144	3,418	59,819,494	5.0
145 to 156	2,649	45,780,906	3.8
157 to 168	2,366	41,450,304	3.5
169 to 180	3,894	67,627,544	5.7
181 to 192	3,793	69,129,974	5.8
193 to 204	1,785	38,405,370	3.2
205 to 216	1,776	42,766,591	3.6
217 to 228	1,571	40,418,153	3.4
229 to 240	2,978	88,375,761	7.4
241 to 252	3,112	99,714,594	8.4
253 to 264	1,209	45,148,568	3.8
265 to 276	1,086	46,588,802	3.9
277 to 288	926	42,915,796	3.6
289 to 300	1,059	49,815,017	4.2
301 to 312	634	34,483,444	2.9
313 to 324	365	21,918,115	1.8
325 to 336	315	20,568,931	1.7
337 to 348	227	16,814,786	1.4
349 to 360	363	30,755,843	2.6
361 and above	302	24,151,294	2.0

Total	68,665	$1,193,095,822	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	4,973	$112,932,957	9.5%
Forbearance	3,934	104,724,613	8.8
Repayment
First year in repayment	1,455	56,689,596	4.8
Second year in repayment	1,286	41,678,655	3.5
Third year in repayment	1,398	40,864,863	3.4
More than 3 years in repayment	55,619	836,205,137	70.1

Total	68,665	$1,193,095,822	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 88.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.5	-	236.1
Forbearance	-	4.5	242.5
Repayment	-	-	196.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $112,932,957 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $44,577,417 or approximately 39.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	512	$9,412,749	0.8%
Alaska	110	1,783,541	0.1
Arizona	2,174	37,718,257	3.2
Arkansas	426	6,932,340	0.6
California	6,249	118,428,721	9.9
Colorado	1,130	18,159,663	1.5
Connecticut	1,047	15,628,146	1.3
Delaware	184	3,092,261	0.3
District of Columbia	323	7,180,032	0.6
Florida	5,161	119,471,814	10.0
Georgia	2,226	46,291,775	3.9
Hawaii	265	4,890,455	0.4
Idaho	198	3,376,166	0.3
Illinois	2,868	44,207,595	3.7
Indiana	4,471	68,722,017	5.8
Iowa	341	5,046,386	0.4
Kansas	1,249	17,661,406	1.5
Kentucky	924	14,043,452	1.2
Louisiana	2,442	41,774,412	3.5
Maine	291	5,853,942	0.5
Maryland	1,890	36,207,386	3.0
Massachusetts	2,630	38,447,836	3.2
Michigan	1,233	23,118,656	1.9
Minnesota	693	11,311,148	0.9
Mississippi	535	10,582,078	0.9
Missouri	1,266	20,461,996	1.7
Montana	94	1,435,599	0.1
Nebraska	113	1,568,150	0.1
Nevada	370	6,372,121	0.5
New Hampshire	586	8,044,748	0.7
New Jersey	1,811	31,234,440	2.6
New Mexico	267	4,555,760	0.4
New York	5,207	87,687,199	7.3
North Carolina	1,616	28,941,729	2.4
North Dakota	31	648,030	0.1
Ohio	397	6,980,041	0.6
Oklahoma	870	13,439,405	1.1
Oregon	847	13,553,843	1.1
Pennsylvania	2,695	41,739,671	3.5
Rhode Island	189	2,580,082	0.2
South Carolina	702	13,297,081	1.1
South Dakota	59	995,719	0.1
Tennessee	1,004	17,741,999	1.5
Texas	5,200	87,308,647	7.3
Utah	176	4,345,611	0.4
Vermont	94	1,998,304	0.2
Virginia	2,189	35,162,374	2.9
Washington	1,650	26,447,176	2.2
West Virginia	378	5,702,292	0.5
Wisconsin	676	10,130,003	0.8
Wyoming	47	720,005	0.1
Other	559	10,661,565	0.9

Total	68,665	$1,193,095,822	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	43,116	$634,037,367	53.1%
Other Repayment Options(1)	25,549	559,058,455	46.9

Total	68,665	$1,193,095,822	100.0%
(1)  Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,348 loans with an aggregate outstanding principal balance of $80,272,201 currently in an interest-only period.  These interest-only loans represent approximately 6.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	33,835	$521,200,368	43.7%
Unsubsidized	34,830	671,895,454	56.3

Total	68,665	$1,193,095,822	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	345	$7,861,020	0.7%
October 1, 1993 through June 30, 2006	68,320	1,185,234,802	99.3
July 1, 2006 and later	0	0	0.0

Total	68,665	$1,193,095,822	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,776	$23,988,697	2.0%
College Assist	20	617,180	0.1
Educational Credit Management Corporation	1,746	30,543,258	2.6
Great Lakes Higher Education Corporation	502	12,338,204	1.0
Illinois Student Assistance Commission	1,852	27,188,176	2.3
Kentucky Higher Education Assistance Authority	546	6,509,286	0.5
Louisiana Office Of Student Financial Assistance	472	6,051,256	0.5
Michigan Guaranty Agency	548	9,567,243	0.8
Montana Guaranteed Student Loan Program	2	1,367	*
New Jersey Higher Education Student Assistance Authority	1,889	28,608,709	2.4
New York State Higher Education Services Corporation	6,133	93,784,704	7.9
Northwest Education Loan Association	3,546	51,455,419	4.3
Oklahoma Guaranteed Student Loan Program	796	11,155,201	0.9
Pennsylvania Higher Education Assistance Agency	3,860	57,166,844	4.8
Student Loan Guarantee Foundation of Arkansas	151	2,166,377	0.2
Tennessee Student Assistance Corporation	413	5,672,047	0.5
Texas Guaranteed Student Loan Corporation	2,477	43,952,053	3.7
United Student Aid Funds, Inc.	41,936	782,329,802	65.6

Total	68,665	$1,193,095,822	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75

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percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-7